ING Life Insurance and Annuity Company

and its

Variable Annuity Account C

ING Pension IRA

Supplement dated September 21, 2010 to the Contract Prospectus dated April 30, 2010, as amended

The information in this Supplement updates and amends certain information contained in your variable annuity Contract Prospectus. Please read it carefully and keep it with your current variable annuity Contract Prospectus for future reference.

1.   Effective July 30, 2010, ING Funds Distributor, LLC changed its name to ING Investments Distributor, LLC. Accordingly, all references to ING Funds Distributor, LLC in the Contract Prospectus are hereby deleted and replaced with ING Investments Distributor, LLC.

2.  The Guaranteed Accumulation Account. The following is added to the end of the first paragraph of the “Interest Rates” section in Appendix III – Guaranteed Accumulation Account in the Contract Prospectus.

Not all contracts provide for minimum interest rates for the Guaranteed Accumulation Account. Apart from meeting the contractual minimum interest rates (if any), we can in no way guarantee any aspect of future offerings.

X.75992-10B	Page 1	September, 2010